UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
___________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 22, 2021 (October 8, 2021)
Date of Report (date of earliest event reported)
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Quanta Services, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-13831 (Commission File Number)	74-2851603 (I.R.S. Employer Identification Number)
2800 Post Oak Boulevard, Suite 2600 Houston, TX 77056
(Address of principal executive offices and zip code)
(713) 629-7600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.00001	PWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As previously reported, on October 13, 2021, Quanta Services, Inc. (the “Company” or “Quanta”) completed the previously announced acquisition (the “Acquisition”) of Blattner Holding Company (“Blattner”) pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Quanta Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), Blattner, David Henry Company, a Minnesota corporation and wholly owned subsidiary of Blattner, and, solely for certain sections specified in the Merger Agreement, the Designated Company Shareholders (as defined in the Merger Agreement). Pursuant to the Merger Agreement, Merger Sub merged with and into Blattner, with Blattner surviving the merger as a wholly owned subsidiary of the Company.
This Amendment No. 1 to Form 8-K (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K (the “Original Form 8-K”) filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 15, 2021 to include financial statements and pro forma financial information permitted to be filed by amendment to the Original Form 8-K. This Amendment No. 1 includes the following historical financial statements of Blattner and the pro forma financial information of Quanta and Blattner: (a) the audited consolidated financial statements of Blattner as of and for the year ended December 31, 2020, (b) the unaudited consolidated financial statements of Blattner as of and for the six months ended June 30, 2021, and (c) the unaudited pro forma condensed combined financial statements of Quanta, giving effect to the Acquisition, which includes the unaudited pro forma condensed combined balanced sheet as of June 30, 2021, the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020. The Quanta and Blattner historical financial information have been derived from each respective company’s historical unaudited financial statements for the six months ended June 30, 2021 and audited financial statements for the year ended December 31, 2020.
The pro forma financial information included in this Amendment No.1 has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that Quanta will experience after the Acquisition.
This Amendment No. 1 does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company or Blattner, subsequent to the filing date of the Original Form 8-K. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The following financial statements of Blattner are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference: (1) audited consolidated financial statements of Blattner as of and for the year December 31, 2020 and (2) unaudited consolidated financial statements of Blattner as of and for the six months ended June 30, 2021.
(b) Pro forma financial information.
The unaudited pro forma combined condensed financial statements of Quanta, giving effect to the acquisition of Blattner, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2021, and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.
(c) Exhibits:
The following exhibits are attached with this Amendment No. 1:

Exhibit No.	Exhibit
23.1	Consent of Grant Thornton LLP
99.1	Audited consolidated financial statements of Blattner Holding Company as of and for the year ended December 31, 2020
99.2	Unaudited consolidated financial statements of Blattner Holding Company as of and for the six months ended June 30, 2021
99.3
Unaudited pro forma combined condensed financial statements and accompanying notes of Quanta Services, Inc. as of and for the six month period ended June 30, 2021, and for the year ended December 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2021

Quanta Services, Inc.

By:	/s/ Paul M. Nobel
Name:	Paul M. Nobel
Title:	Vice President and Chief Accounting Officer